UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1400 Civic Place, Suite 250

Southlake, Texas 76092

(Address of principal executive office) (Zip Code)

(817) 488-7775
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Shearer LTIC Termination Letter

On May 29, 2013, the general partner of Emerge Energy Services LP (the “Partnership”), Emerge Energy Services GP LLC (the “General Partner”), entered into a letter agreement with Rick Shearer, Chief Executive Officer of the General Partner (the “Shearer Letter Agreement”).  Under the Shearer Letter Agreement, (i) the General Partner terminated a pre-existing long-term incentive compensation arrangement with Mr. Shearer and (ii) in connection therewith, the General Partner agreed to pay to Mr. Shearer an amount equal to $4,270,731, payable within ten days following May 29, 2014.  On May 30, 2013, the General Partner funded a rabbi trust with respect to its obligations under the Shearer Letter Agreement.

Walker LTIC Termination Letter

On May 29, 2013, the General Partner entered into a letter agreement with Jim Walker, Director of Operations of the General Partner (the “Walker Letter Agreement”).  Under the Walker Letter Agreement, (i) the General Partner terminated a pre-existing long-term incentive compensation arrangement with Mr. Walker and (ii) in connection therewith, the General Partner agreed to pay to Mr. Walker an amount equal to $2,135,366, payable within ten days following May 29, 2014.  On May 30, 2013, the General Partner funded a rabbi trust with respect to its obligations under the Walker Letter Agreement.

Amended Employment Letter of Chief Executive Officer

On May 29, 2013, the General Partner and Mr. Shearer entered into an amended employment letter agreement (the “Amended Shearer Letter”) pursuant to which Mr. Shearer will serve as the General Partner’s Chief Executive Officer, effective as of the date of the closing of the initial public offering (the “IPO”) of the common units of the Partnership.  The Amended Shearer Letter amends and restates the employment letter agreement between Superior Silica Sands, LLC and Mr. Shearer, dated March 23, 2010 and amended May 17, 2011, which was assigned to the General Partner in connection with the IPO.  The Amended Shearer Letter expires on December 31, 2015, unless earlier terminated, and the term of the Amended Shearer Letter is subject to automatic one-year renewals unless either the General Partner or Mr. Shearer gives written notice of termination at least 60 days prior to the end of the applicable term.

Under the Amended Shearer Letter, Mr. Shearer’s annual base salary is $360,000, which is subject to automatic annual increases of at least four percent, and Mr. Shearer is eligible to receive an annual discretionary cash performance bonus under the General Partner’s bonus plan or program applicable to similarly-situated employees. The Amended Shearer Letter also provides that Mr. Shearer is eligible to participate in the welfare benefit plans maintained by the General Partner on the same basis as similarly-situated employees, and is entitled to an annual physical examination, paid by the General Partner, in an amount up to $3,000 per year.

The Amended Shearer Letter provides that if Mr. Shearer’s employment is terminated by the General Partner without “cause” (as defined in the Amended Shearer Letter) or due to Mr. Shearer’s death or disability, he will be entitled to receive an amount equal to two times his then-current annual base salary, payable in a lump sum within sixty days following his termination date, subject to his timely execution and non-revocation of a release of claims.

Amendment to Employment Letter of Chief Financial Officer

On May 29, 2013, the General Partner entered into an amendment to the employment letter with Robert Lane, Chief Financial Officer of the General Partner (the “Lane Amendment”).  Under the Lane Amendment, Mr. Lane is eligible to participate in two long-term incentive compensation programs. Under the first program (the “Distribution LTIC”), Mr. Lane is eligible to receive a cash bonus of up to $100,000 for each of 2013, 2014 and 2015 (pro-rated in 2013 to reflect the partial year following the IPO) based on the amount by which the applicable regular annual distribution made by the Partnership exceeds $58,049,200. Under the second program (the “Unit Price LTIC”), Mr. Lane is eligible to receive a cash bonus of up to $125,000 for each of 2013, 2014 and 2015 (pro-rated in 2013 to reflect the partial year following the IPO) based on the amount by which the average daily trading value of the Partnership’s common units for the applicable year exceeds the per unit equity value of the Partnership’s common units upon the completion of the IPO. Each of the Distribution LTIC and the Unit Price LTIC will be calculated on an annual basis and will be payable in a cash lump sum after December 31, 2015 (but no later than March 15, 2016), subject to Mr. Lane’s continuous employment through December 31, 2015.

Appointment of Chief Accounting Officer

On May 29, 2013, the General Partner appointed Richard DeShazo as its Chief Accounting Officer, and entered into a letter agreement embodying the terms of his employment with the General Partner (the “DeShazo Letter”).

Under the DeShazo Letter, Mr. DeShazo’s annual base salary is $225,000 and he is eligible to receive an annual cash bonus targeted at 45% of his base salary. With respect to 2013, Mr. DeShazo’s bonus, if any, will be determined based on 55%, 35% and 10% of what he would have earned had he participated in the Allied Energy Company LLC, Superior Silica Sands, LLC and Direct Fuels LLC bonus plans, respectively, for the entire year.  In addition, under the DeShazo Letter, Mr. DeShazo is eligible to participate in the welfare benefit plans maintained by the General Partner on the same basis as similarly-situated employees.

The DeShazo Letter provides that if his employment is terminated by the General Partner without “cause” or Mr. DeShazo terminates his employment for “good reason”, in each case, within six months following a “change of control” (each, as defined in the DeShazo Letter), then Mr. DeShazo will be entitled to receive (i) an amount equal to his annual base salary and (ii) an amount equal to his target bonus, pro-rated to reflect the partial year of service, in each case payable in a cash lump sum on the sixtieth day following Mr. DeShazo’s termination date, subject to his timely execution and non-revocation of a release of claims.

The foregoing descriptions of the Shearer Letter Agreement, the Walker Letter Agreement, the Amended Shearer Letter, the Lane Amendment and the DeShazo Letter do not purport to be complete and are qualified in their entirety by reference to the Shearer Letter Agreement, Walker Letter Agreement, the Amended Shearer Letter, the Lane Amendment and the DeShazo Letter, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4  and 10.5, respectively, and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Shearer Letter Agreement, the Amended Shearer Letter, the Lane Amendment and the DeShazo Letter is incorporated by reference into this Item 5.02. The descriptions set forth in Item 1.01 and this Item 5.02 are qualified in their entirety by the full text of the Shearer Letter Agreement, the Amended Shearer Letter, the Lane Amendment and the DeShazo Letter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Letter Agreement, dated May 29, 2013, between Emerge Energy Services GP LLC and Rick Shearer
10.2	Letter Agreement, dated May 29, 2013, between Emerge Energy Services GP LLC and Jim Walker
10.3	Amended Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Rick Shearer
10.4	Amendment to Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Robert Lane
10.5	Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Dick DeShazo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: June 4, 2013	By:	/s/ Rick Shearer
		Name:	Rick Shearer
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated May 29, 2013, between Emerge Energy Services GP LLC and Rick Shearer
10.2	Letter Agreement, dated May 29, 2013, between Emerge Energy Services GP LLC and Jim Walker
10.3	Amended Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Rick Shearer
10.4	Amendment to Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Robert Lane
10.5	Employment Letter, dated May 29, 2013, between Emerge Energy Services GP LLC and Dick DeShazo